UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 1, 2005 (January 21, 2005)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Wellsford/Whitehall Group, L.L.C. (“Wellsford/Whitehall”) is a joint venture by and among Wellsford Real Properties, Inc. (the “Company”), various entities affiliated with the Whitehall Funds (“Whitehall”) and private real estate funds sponsored by The Goldman Sachs Group, Inc. (“Goldman Sachs”). The Company’s equity interest in Wellsford/Whitehall is 35.21%. The managing member of Wellsford/Whitehall is a Goldman Sachs and Whitehall affiliate.

On January 28, 2005, Wellsford/Whitehall completed the sale of a portfolio of seven of its properties and a land parcel for approximately $72.0 million, after selling and other costs. The properties, which aggregate approximately 1,231,000 square feet, are all located in New Jersey. Substantially all of the net proceeds from the sale and unrestricted cash and certain related reserve funds aggregating $5.0 million, were used to retire existing debt.

In addition, Wellsford/Whitehall closed on the sale of five CVS stores for an aggregate sales price of $17.1 million, after selling costs on January 21, 2005. The net proceeds from the sale of the five CVS stores of $1.3 million, after the payment of related debt, will be used for working capital purposes.

The Company expects to realize pre-tax losses aggregating approximately $7.4 million as a result of its share of Wellsford/Whitehall’s $21.1 million of losses on the assets relating to both transactions, which was recorded as an impairment charge by Wellsford/Whitehall during the fourth quarter of fiscal 2004.

The Company previously disclosed under Item 2.06 in the Form 8-K filed with the Securities and Exchange Commission on November 23, 2004, that Wellsford/Whitehall would report an approximate $20 million impairment charge during the three months ended December 31, 2004 related to the New Jersey assets referred to above. The Company’s share of the impairment charge was expected to be approximately $7 million. Wellsford/Whitehall and the Company’s respective share of losses noted above reflect the current assessment of the amount of the impairment charge, where as the previously reported amounts were based upon preliminary information.

Wellsford/Whitehall owns three office properties and a parcel of land after the completion of these two sale transactions.

This Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of the Company’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: a change in the amount of the loss the Company expects to realize from the portfolio transaction as a result of the completion of Wellsford/Whitehall’s annual audit by its independent accountants; future impairment charges as a result of possible continuing declines in the expected values and cash flows of owned properties and investments or changes in the intent with regards to such properties and investments; risks associated with equity investments in and with third parties; risks associated with our reliance on joint venture partners including, but not limited to, the inability to obtain consent from partners for certain business decisions, reliance on partners who are solely responsible for the books, records and financial statements of such ventures, the potential risk that our partners may become bankrupt, have economic or other business interests and objectives which may be inconsistent with those of the Company and our partners being in a position to take action contrary to our instructions or requests; inability and/or unwillingness of partners to provide their share of any future capital requirements; demand by prospective buyers of commercial properties; inability to realize gains from the real estate assets held for sale; lower than anticipated sales prices; inability to close on sales of properties; and other risks listed from time to time in the Company’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
	99.1	Wellsford Real Properties, Inc. press release issued February 1, 2005 announcing the completion of a previously announced property portfolio sale by Wellsford/Whitehall.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ James J. Burns
James J. Burns Senior Vice President, Chief Financial Officer
Date: February 1, 2005

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. ANNOUNCES THE COMPLETION OF A PREVIOUSLY ANNOUNCED PROPERTY PORTFOLIO SALE BY OFFICE PROPERTY VENTURE
NEW YORK, February 1, 2005—Wellsford Real Properties, Inc. (AMEX: WRP) announced today that Wellsford/Whitehall Group, L.L.C. (“WWG” or the “Venture”) completed the sale of a portfolio of seven of its properties and a land parcel for approximately $72.0 million, after selling and other costs on January 28, 2005. The properties, which aggregate approximately 1,231,000 square feet, are all located in New Jersey. Substantially all of the net proceeds from the sale and unrestricted cash and certain related reserve funds aggregating $5.0 million, were used to retire existing debt. In addition, the Venture also closed on the sale of five CVS stores for an aggregate sales price of $17.1 million, after selling costs on January 21, 2005. The net proceeds from the sale of the CVS stores of $1.3 million, after the payment of related debt, will be used for working capital purposes. WRP expects to realize pre-tax losses aggregating approximately $7.4 million as a result of its share of WWG’s $21.1 million of losses on the assets relating to both transactions, which was recorded as an impairment charge by WWG during the fourth quarter of fiscal 2004. WWG owns three office properties and a parcel of land after the completion of these two sale transactions.

WRP is a real estate merchant banking firm headquartered in New York City, which acquires, develops, finances and operates real properties and organizes and invests in private and public real estate companies.

WWG is a joint venture by and among WRP, various entities affiliated with the Whitehall Funds (“Whitehall”) and private real estate funds sponsored by The Goldman Sachs Group, Inc. (“Goldman Sachs”). WRP’s equity interest in WWG is 35.21%. The managing member of WWG is a Goldman Sachs and Whitehall affiliate.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: a change in the amount of the loss WRP expects to realize from the portfolio transaction as a result of the completion of WWG’s annual audit by its independent accountants; future impairment charges as a result of possible continuing declines in the expected values and cash flows of owned properties and investments or changes in the intent with regards to such properties and investments; risks associated with equity investments in and with third parties; risks associated with our reliance on joint venture partners including, but not limited to, the inability to obtain consent from partners for certain business decisions, reliance on partners who are solely responsible for the books, records and financial statements of such ventures, the potential risk that our partners may become bankrupt, have economic or other business interests and objectives which may be inconsistent with those of WRP and our partners being in a position to take action contrary to our instructions or requests; inability and/or unwillingness of partners to provide their share of any future capital requirements; demand by prospective buyers of commercial properties; inability to realize gains from the real estate assets held for sale; lower than anticipated sales prices; inability to close on sales of properties; and other risks listed from time to time in WRP’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Mark P. Cantaluppi Vice President - Chief Accounting Officer & Director of Investor Relations Wellsford Real Properties, Inc. (212) 838-3400